Exhibit 10.1
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT
This Amendment No. 1 (this “Amendment”) is made as of December 11, 2009 (the “Effective Date”) by and among MORGANS HOTEL GROUP CO., a Delaware corporation (the “Company”), YUCAIPA AMERICAN ALLIANCE FUND II, L.P., a Delaware limited partnership (“YAAF II”), and YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND II, L.P., a Delaware limited partnership (“YAAF II-P” and together with YAAF II, the “Investors”).
WHEREAS, the Company and the Investors (together, the “Parties”) entered into a certain Securities Purchase Agreement, dated as of October 15, 2009 (as amended, the “Securities Purchase Agreement”); and
WHEREAS, the Parties desire to amend the Securities Purchase Agreement in accordance with this Amendment and pursuant to Section 7.1 of the Securities Purchase Agreement.
NOW, THEREFORE, in consideration of the foregoing premises, and the mutual representations, warranties and covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. Definitions. All capitalized terms not otherwise defined in this Amendment have the respective meanings given to them in the Securities Purchase Agreement.
2. Amendment. The Parties hereby agree to amend the Securities Purchase Agreement, effective as of the Effective Date, as follows:
Section 5.3 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:
The Company shall use its commercially reasonable efforts to present and recommend to the stockholders of the Company at a special meeting of the stockholders of the Company (to be held in accordance with the corporate laws of Delaware, the Charter and the By-Laws), duly noticed and called for not later than January 29, 2010, a proposal to approve the terms of the Warrants and the REF Warrants, the full exercise of the Warrants and the REF Warrants and the issuance of the Underlying Shares and REF Underlying Shares as Common Stock in connection therewith. If such approval is not obtained at a meeting of stockholders of the Company on or prior to January 29, 2010, the Company shall not thereafter have any obligation to continue to try to obtain such approval.
3. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

4. Entire Agreement. The Securities Purchase Agreement, as hereby amended by this Amendment, along with the Ancillary Agreements (each, as may be amended), along with the schedules and the exhibits thereto, contain the entire agreement and understanding among the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings relating to such subject matter. None of the Parties shall be liable or bound to any other Party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein or in the Ancillary Agreements.
5. No Other Amendments; Conflicts. Except as expressly set forth herein, no amendments to the Securities Purchase Agreement are made by this Amendment. In the event of any conflict between this Amendment and the Securities Purchase Agreement, this Amendment shall prevail.
6. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties hereto and delivered to the other Parties hereto.
7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed by its duly authorized representative as of the date first set forth above.

MORGANS HOTEL GROUP CO.
By:	/s/ Richard Szymanski
	Name:	Richard Szymanski
	Title:	Chief Financial Officer and Secretary

YUCAIPA AMERICAN ALLIANCE FUND II, L.P.
By:	/s/ Robert P. Bermingham
	Name:	Robert P. Bermingham
	Title:	Vice President and Secretary

YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND II, L.P.
By:	/s/ Robert P. Bermingham
	Name:	Robert P. Bermingham
	Title:	Vice President and Secretary